                                                                  Exhibit 99.6.0

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned members of the Board of Directors, hereby constitute and appoint John Murabito, Steven Paraggio, Michael Rabinowitz and Peter DeMarco or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Investec Ernst & Company, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such

Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 16th day of May, 2001.


                                        /s/ WILLIAM P. BEHRENS
                                        ----------------------
                                            William P. Behrens



     On this 16th day of May, 2001 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                        /s/ ANTHONY T. SAGARIA, JR.
                                        ---------------------------
                                            Anthony T. Sagaria, Jr.
                                            Notary Public

                                        5/16/01                11/27/01
                                        -------                --------
                                         Date                  Expiration

                                        Anthony T. Sagaria, Jr.
                                        Notary Public, State of New York
                                        No. 01SA5052540
                                        Qualified in Richmond County
                                        Commission Expires November 27, 2001

Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 16th day of May, 2001.


                                        /s/ S. DEREK SOLOMON
                                        --------------------
                                            S. Derek Solomon



     On this 16th day of May, 2001 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.



                                        /s/ ANTHONY T. SAGARIA, JR.
                                        ---------------------------
                                            Anthony T. Sagaria, Jr.
                                            Notary Public


                                        5/16/01                11/27/01
                                        -------                --------
                                        Date                   Expiration

                                        Anthony T. Sagaria, Jr.
                                        Notary Public, State of New York
                                        No. 01SA5052540
                                        Qualified in Richmond County
                                        Commission Expires November 27, 2001

Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 3rd day of May, 2001.

                                        /s/ MARK B. SEGALL
                                        ------------------
                                        Mark B. Segall


     On this 3rd day of May, 2001 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.



                                        /s/ ANTHONY T. SAGARIA, JR.
                                        ---------------------------
                                            Anthony T. Sagaria, Jr.
                                            Notary Public


                                        5/3/01                11/27/01
                                        ------                --------
                                        Date                  Expiration

                                        Anthony T. Sagaria, Jr.
                                        Notary Public, State of New York
                                        No. 01SA5052540
                                        Qualified in Richmond County
                                        Commission Expires November 27, 2001

Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 15th day of May, 2001.


                                        /s/ SCOTT S. ROSENBLUM
                                        ----------------------
                                            Scott S. Rosenblum



     On this 15th day of May, 2001 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.



                                        /s/ SANTO ANTHONY OPOLLO
                                        ------------------------
                                            Santo Anthony Opollo
                                            Notary Public


                                        May 15, 2001        July 6, 2001
                                        ------------        ------------
                                        Date                Expiration
                                        Santo Anthony Opollo
                                        Notary Public, State of New York
                                        No. 01C14899756
                                        Qualified in Nassau County
                                        Commission Expires July 6, 2001

Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 16th day of May, 2001.


                                        /s/ DANIEL J. CRISTOFANO
                                        ------------------------
                                            Daniel J. Cristofano



     On this 16th day of May, 2001 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                        /s/ RONALD V. O. GRADY
                                        ----------------------
                                            Ronald V. O. Grady
                                            Notary Public

                                        May 16, 2001       August 31, 2001
                                        ------------       ---------------
                                        Date               Expiration

                                        Ronald V. O. Grady
                                        Notary Public, State of New York
                                        No. 2946580
                                        Qualified in Nassau County
                                        Commission Expires August 31, 2001





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